SEMI-ANNUAL REPORT            MARCH 31, 2000

                               PRUDENT BEAR FUND
                                 NO LOAD SHARES
                                 CLASS C SHARES

                            PRUDENT SAFE HARBOR FUND

                                  PRUDENT BEAR
                                  FUNDS, INC.

PRUDENT BEAR FUNDS, INC.

                                                                    May 19, 2000

Dear Shareholder:

For the six months ended March 31, 2000, The Prudent Bear Fund lost 15.8%, while the S&P 500 gained 17.5% and the NASDAQ 100 rose 82.7%. From the lows on October 18, 1999 to the record high on March 10, 2000, the NASDAQ Composite advanced an astonishing 87.9%. It was a historic speculative run and what certainly now appears to be a "textbook" blow-off top to one of the greatest bull markets ever. As such, it was an extremely challenging environment for those of us short the market. We at Prudent Bear, while always maintaining short exposure to the market, took dramatic risk-management measures to protect shareholder assets, covering over 100 short positions over several trading sessions early in the advance. These efforts helped to keep Prudent Bear losses during this extraordinary period to less than 21%.

We did not anticipate that the mania would last as long as it has, and that the stock market bubble would continue to grow bigger and bigger. Nevertheless, due to the current dislocations that are occurring in the credit markets and the inflation and excesses now being created by a "white hot" economy, we remain confident that we are in the final stages of a mania that will end in a horrific decline, catching most investors by surprise.

At our recent symposium, "The U.S. Credit Bubble and its Aftermath", that was held in New York City in September 1999, we made our views on the economy and financial markets quite clear. The economy and stock market have been on an unsustainable credit-induced rampage. Private expenditures by American firms and households have exploded to an unprecedented degree relative to incomes.
The U.S. household savings rate has turned negative, and household debt relative to income is at a record high.

In the business world, capital spending is growing twice as fast as corporate America's ability to pay for it. Thus, this spending spree, coupled with record stock repurchases amounting to more than 3% of GDP, is being funded largely with debt. Corporate debt now represents 45% of American GDP. The last time we approached these levels was in the late 1980s, and a banking crisis ensued.

The private sector is taking on debt so rapidly that the annual increase in household and corporate debt now approaches 6% of GDP. In other industrialized economies, this degree of leverage has historically precipitated recessions and debt crises.

THE CURRENT CRISIS

Recently, Doug Noland, our market strategist, has observed that the U.S. credit markets have been in extreme dislocation. Very few analysts have commented on this important development. Most credit spreads have widened dramatically over the past two months and government sponsored enterprises (GSE's) are now paying the highest interest rates for their debt since 1997. We believe that this is a seminal event, which may ultimately prove to be comparable to the breakdown of the Thai baht in July of 1997. The breakdown of the Thai baht launched the global crisis in 1997 that, as George Soros pointed out, brought the global capitalist system to the brink of disintegration. As was the case with the initial baht devaluation, there appears to be no recognition of the critical importance of these widening credit spreads and the implications they have for the U.S. financial system. As we are moving into uncharted territory with respect to these spreads, we believe that many of the speculators' mathematical computer models that have been at the root of unprecedented and endemic leveraging and speculation must be failing. The very nature of these models, which rely on historical data and constant liquidity, makes them prone to falter when unexpected and outsized events occur, as the now infamous Long-Term Capital Management episode made so readily clear in the near financial meltdown of 1998. The dynamic, rapidly changing, and chaotic nature of today's out-of-control capital markets is in direct conflict with the premise behind these models, which is a reliance on a stable, "non-bubble-like" environment. Unfortunately, that is not the environment we are operating in, as we have been so diligent in pointing out in our regular market commentaries at www.prudentbear.com.

From a Macro Perspective, two momentous "pegs" have for some time induced unprecedented leverage and speculation as well as economic distortions and imbalances that have finally culminated in the current financial dislocation that is presently unfolding in the U.S. financial markets. First, the U.S. has a central bank that pegs short-term interest rates, while virtually promising to forewarn the speculators of any imminent rate increases. A second "peg" has been created through the implied government guarantees and "too big to fail" doctrine that has garnered the GSE's unlimited access to the capital markets. Consequently, a treacherous moral hazard problem has been created. These two "pegs" have for some time fostered an extraordinary opportunity for interest rate speculation. Such conditions have not gone unnoticed by a leveraged speculating community that has grown to unimaginable size and power. Therefore, the ingredients for unprecedented credit excess can be found in the following: the Federal Reserve "pegging" short-term borrowing rates for the speculators, the unregulated, unfettered and overzealous financial sector accommodating an unlimited supply of borrowable short-term funds, and finally GSE's creating a virtually endless supply of securities with the implicit backing of the U.S. taxpayer.

The leveraged speculators' computer models were developed from a history of relatively stable and predictable relationships among interest rate spreads between public and private sector debt. However, it is unmistakable that a huge and growing disparity between the marginal quantities of private and public sector debt issuance has distorted previous pricing relationships.
Consequently, these old models have been rendered defective.

With new mortgage debt creation at double the rate of just a few years ago, models for hedging mortgage securities have also faltered. Spreads between Treasury rates and mortgage securities have widened sharply over the past weeks to levels not seen since the crisis of 1998, and significant losses will now likely precipitate an ongoing liquidation. If it were not for Fannie Mae and Freddie Mac's aggressive mortgage purchases and ballooning of their balance sheets, particularly since the severe crisis back in 1998, the leveraged players would have choked on an oversupply of mortgage paper long before now. Support for the mortgage market has at the same time created an enormous issuance of agency securities to fund these bloated GSE balance sheets. Agency securities, with fixed maturities and implied government guarantees, have made truly wonderful vehicles for the leveraged speculators. These characteristics have also made agency securities popular vehicles for the holders of dollars we continue to flood the world with in order to fund our massive trade deficits. Untold leverage has developed both domestically and internationally in agency securities.

The tremendous wildcard in this perilous environment is the interest rate derivative marketplace, which has allowed institutions to borrow short and lend long. However, with short term interest rates rising rapidly and the U.S. commercial banking sector holding almost $30 trillion of interest rate contracts, including almost $20 trillion of swaps, we would expect that many counterparties will have significant losses.

The financial sector has once again responded to this developing systemic stress by aggressively creating additional money and credit. This is not necessarily surprising, but we do not believe that such familiar measures will in the end be successful this time around. In fact, we see a larger debacle as this mechanism only throws additional liquidity onto an already over-liquefied household sector. These types of crises typically take much longer to culminate than one would expect. However, at some point a "critical mass" takes hold, and at that point events begin to progress very rapidly. For now, Wall Street is enjoying the game of "Hear No Evil, See No Evil, Speak No Evil." Egregious leverage and speculation have permeated the U.S. credit market through interest rate derivatives and particularly in mortgage and agency securities. This reckless leverage and speculation is not limited to the credit markets, it also underpins the U.S. stock market. The U.S. has a corporate debt bubble, a consumer debt bubble, a precariously over leveraged U.S. financial sector, an acutely vulnerable dollar, and a U.S. economy with unprecedented distortions and imbalances.

We have already seen several leveraged speculators falter, which has been our expectation. Leveraged speculators typically don't perform well in a rising interest rate environment. We have long felt that this leveraged credit bubble would come apart at the seams with rapidly rising interest rates. We have seen just the beginning of the unwinding of leveraged speculation, as interest rates will have to rise much higher to slow down the economy and break the stock market bubble. In February, Alan Greenspan promised that he would continue to raise interest rates to slow down the economy and the stock market. After five FED rate increases, the economy is still white-hot, real estate prices are skyrocketing, and inflation rates continue to accelerate. Clearly, the FED still has more work to do. This will be extremely dangerous given the perilous state of our leveraged credit markets.

RELIANCE ON FOREIGN INVESTORS

Because foreign investors have been financing our profligacy, America's credit bubble also represents the key to our concerns about our American currency. Rampant credit expansion has not just given us an overvalued stock market. It has also created a distorted economy by financing uneconomic businesses. Foreigners, for the moment, are continuing to finance these excesses in the US economy. This only further perpetuates imbalances and rising levels of debt that will likely never be repaid to our foreign lenders.

Our reliance on foreign investors is so extreme that we can compare the current state of the U.S. economy to that of emerging Asia prior to the latter's financial crisis in 1997-1998. Like our so-called "New Era economy", the Asian countries of 1997 boasted government budget surpluses, but some countries, such as Malaysia, Thailand, and Korea, suffered from massive current account and private sector deficits. That was a deadly combination when the crisis came because private household and corporate borrowers, who are weaker than government and quasi-public institutions, proved to be acutely vulnerable when foreign sources of finance withdrew en masse.

How much does the American economy rely on foreigners for capitalo The U.S. current account deficit is now in excess of 4% of GDP. That's a high for the post-war period. Chronic current account deficits throughout the 1990s made the U.S. a significant net debtor nation, more akin to countries which spawned the LDC crisis in the early 1980s than the 1980s version of America itself. Recall, it was in the 1980s that we discovered "debt trap dynamics" where net debtor nations found themselves with debts rising inexorably higher relative to GDP.
As consumers and businesses tried mightily to service this debt, growth and profitability suffered. No less an authority than our current Treasury Secretary, Lawrence Summers, wrote extensively about the dangers of debt trap dynamics when he was chief economist to the World Bank during the 1980s.

Mr. William Poole, President of the Federal Reserve Bank of St. Louis has stated:

     "There is no necessary reason why the trade deficit cannot continue forever. The United States is such a wonderful place in which to invest today. You should not believe that there is any necessary day of reckoning as a consequence of the current trade deficit. I don't think the trade deficit is a problem."

We disagree vehemently. First, much of what is considered "foreign investment" is likely more accurately described as "hot money" flows from the leveraged speculating community. Although these flows have supported the dollar for some time, heavy reliance on such sources presents a very tenuous situation. Indeed, we believe that America's foreign creditors will eventually say, "enough is enough" and head for the exits, selling their dollars. We certainly see great potential for exactly this outcome in the near future as foreign investors come to better recognize the true fragile underpinning of the current U.S. boom.
Once this happens, one of two equilibrating forces must be set in motion. The dollar must fall and/or interest rates must rise. If foreign holders of dollar obligations sell, this will trigger a sharp decline in our currency. Alternatively, they could demand a much higher interest rate to hold these dollars along with the additional dollars thrust at them by the ongoing U.S. current account deficit. In either case, it will mark a dramatic shift in the financial landscape.

The complacency over our reliance on foreign investors, which Mr. Greenspan and his cohorts have actively helped foster, has resulted in a U.S. household sector that is more deeply involved in the stock market than ever before. Such widespread participation has economic consequences well beyond the dangers posed to financial assets per se. When the U.S. stock market bubble does finally burst, there will be a substantial decline in U.S. consumption. We also believe the bursting of the bubble will result in a severe recession, which will be deemed inexcusable by the U.S. body politic. The coming downturn will consequently be exacerbated by the destruction of the personal wealth of tens of millions of unsophisticated investors as stock prices crash from unprecedented levels. This will likely be accompanied by a significant easing of monetary policy, with further negative implications for the external value of the dollar.

In such a situation, prudent investors may wish to avoid the risk of stocks and long maturity bonds as well as unstable money market instruments, while taking advantage of "hard assets" and currencies that should strengthen against the dollar. This is why we started the Prudent Safe Harbor Fund, which has been designed to provide protection for an investor's global purchasing power. The fund was launched on February 2, 2000. For two months, due to the strong rally in the dollar, it has generated a loss of 1.2%. We are extremely confident that this fund represents an ideal vehicle to help ride out the coming economic storm and to protect your family's savings from a tumultuous financial tragedy that will see the U.S. dollar decline significantly. Although the dollar has been strong recently, this recent rise reminds us of the dislocation experienced by the dollar vs. the yen in 1995 that preceded a major decline in the yen, as the yen fell from 80 to 140 in a number of months. Being invested in short term securities of countries with strong current account surpluses, and holding physical title to gold bullion makes a great deal of sense in the tumultuous economic environment we expect over the next few years. In an environment of continued dislocation, we believe it's important to avoid the potential danger of directly or indirectly holding commercial paper, repo's, bank CD's, agencies, mortgage-back securities, and loan syndications.

This fund is small now and until it increases in size, David W. Tice & Associates, Inc. will be absorbing many of the fund's expenses to keep its overall expense load at 1.50%.

BUBBLE SUPPLY/DEMAND DYNAMICS

The normal consumer price resistance which generally accompanies substantially higher prices in a regular functioning economy does not seem to apply in the midst of a speculative bubble. Normally, when the price of a good or service increases, it causes demand to decline and supply to increase. Price is the equilibrating mechanism providing that supply and demand come into balance. However, in an investment mania where the price of an investment asset rises, the demand for that asset continues to rise and supply contracts, causing the price to rise even further. An illusion of "personal balance sheet" expansion is created as the asset held by the individual increases in value. Consequently, a wealth effect is created in the investor's mind that encourages him to buy more and more and to often employ leverage as expectations become even more euphoric. This process largely helps to explain why Americans continue to consume more than they save. However, when the bubble is pierced and prices decline, the principle works in reverse. The further the asset declines in price, the greater the supply and the less the demand. Personal assets, such as stocks or real estate, which had hitherto facilitated greater spending and borrowing as they rose in value, now engender forced sales as they contract in value, thereby pushing down their value even further. This vicious cycle creates a "crash" in the asset price. Given the presence of massive leverage and the accompanying financial fragilities we have outlined above, we envision no way for this asset bubble to end in a "soft landing."

There are signs that this process is now underway, most notably in the area of high tech. In his eloquent history of speculative manias, Devil Take the Hindmost, Edward Chancellor describes how the final stages of all manias in history have been characterized by cognitive dissonance. The causes or sources of the end of the mania become increasingly apparent, and yet the market mania continues on its course. Information accumulates to contest the collective fantasy, but mania-bound investors persist in their speculative behavior because it remains just too rewarding to forego. Finally, the evidence against the expectations embodied in soaring prices becomes so overwhelming that it intrudes upon the collective fantasy. It demands recognition, and the bubble bursts. Often it is a change in the margin of hitherto easy credit conditions, which engenders this change in perception. In any case, whatever the proximate cause, once the back of a speculative bubble is truly broken, supply and demand begins to shift adversely as described in the foregoing paragraph.

We believe that market participants have entertained severe cognitive dissonance for some time now with respect to the high tech sub-sector of the U.S. stock market. Four years ago, global semiconductor revenues peaked, but until last month, semiconductor stocks continued to soar, with the Philadelphia index of semiconductor stocks, the SOX index, gaining over 200% in the 52 weeks ended April 30th. At the beginning of 1995, the SOX index sold at 150. In March, it hit 1360. The experiences of Micron Technology over the last three years should make it clear to any investor that its business is a cyclical and perilous one, even in an economic expansion. Competitive pressures from the Far East, notably Taiwan and Korea, are intensifying. Additionally, Applied Micro Devices (AMD) has had successful production runs of a chip superior to that of Intel at the high-end of its product line, as competition continues to heat up.

Despite help from early upgrading purchases forced on users by the need to become Y2K compliant, global revenues from PC's, which are the heart of the information technology industry, stopped growing three years ago. Yet, stocks in this sector made new highs just recently, even as revenues and orders have continued to disappoint.

With few exceptions, the more seasoned Internet issues fail to move any closer to significant profitability. Some have seen early profits recede or evaporate altogether. One (the first of many, we suspect) has filed for Chapter 11 bankruptcy. Most Internet Service Providers (ISPs) have watched costs outpace their meager revenue despite increasing volumes. Yet these stocks also have shot up to the stars.

Reality is now beginning to intrude in a rather harsh way. The proximate cause cited is the U.S. Justice Department's attempt to break up Microsoft. Yet in advance of this judgment, Microsoft's sales growth had slowed dramatically, despite the fact that this is a monopoly and has not suffered the competitive pressures of hardware companies. Dell has heretofore been the fastest grower in the computer industry because of its successful direct marketing strategy. Yet even in the case of Dell, the growth of its sales has tapered off in recent years. This weakness in growth at Dell has even more ominous implications for the other less successful computer manufacturers. Intel, which has had a near monopoly in microprocessors, has recently reported price degradation for microprocessors and some competition from AMD. Consequently, Intel's revenue growth has fallen to single digits over the last two years. Cisco and Lucent are at the cutting edge of telecom technology. They provide the equipment of the Internet. Both have had sustained high growth rates in sales. However, internal growth has been much less than overall sales growth because of aggressive acquisition policies. They have made their acquisitions with stock. The companies they have purchased have tended to have much lower price-to-sales ratios than their own, thereby contributing percentage gains to their revenues that exceed the related increases in their shares outstanding. Even though there have been euphoric expectations surrounding the growth of the Internet, it is worth noting that Cisco and Lucent have also experienced a slowing in revenue growth in recent years. Perhaps most noteworthy is the case of Lucent Technologies. After a long period of sustained 20% annual sales growth, Lucent reported no sales growth year-over-year in its most recent quarter and would have reported a substantial decline in operating earnings without significant cutbacks to R&D expense.

These are not marginal companies. They constitute the blue chip names behind the meteoric rise in the NASDAQ. If their underlying fundamentals are deteriorating, it is unrealistic to expect any kind of meaningful recovery for the peripheral players in the high tech sector and for this reason, the NASDAQ has fallen more than 33% off its high as this letter is finalized.

Why, then, was the tremendous rally in high tech stocks so extremeo The answer lies largely in the unrealistic euphoric expectations spawned by the stock market bubble. The outsized expectations for these businesses revolve around the continuation of the very asset bubble that they have become such an integral part of, namely the enormous bubble in U.S. financial assets. Access to credit and speculatively financed demand are easy to come by as long as the bubble continues unfettered, but once the bubble bursts, so do the assumptions upon which these wild expectations have been based.

When good times roll and manias take over asset markets, investors cease to focus on fundamentals. They no longer expect reversion to the mean. Instead their expectations become extrapolative, euphoric, and ultimately unrealistic. This begins to have real economic consequences. When market signals become so distorted as a consequence of easy credit conditions and concomitant speculative bubbles, uneconomic business decisions are made. Capital markets cease to function properly as more and more money gets funnelled into increasingly "bubble-ized" industries. This activity only exacerbates these economic distortions. Loss-making businesses rely on a seemingly endless stream of public offerings to maintain substantial, loss-making businesses, as Ponzi-like financing schemes proliferate. These are the current conditions prevailing.

As credit market conditions continue to deteriorate, as discussed earlier, this easy access to financing will cease. Companies will start to experience genuine financing difficulties, bankruptcies will inevitably ensue, and the economy will start a recession.

CONCLUSION

Over the past several years, I have worked diligently to recruit and develop a top-notch team of market professionals. I am now quite confident that we have outstanding analysts from both the "macro" and "micro" perspective whose talent and experience will prove a great asset for Prudent Bear shareholders over what will certainly prove to be an extraordinary environment going forward. We expect that our analytical capabilities will become more valuable in the developing environment, where in the recent past, strong fundamental analysis often proved counter productive.

We are not looking forward to the financial market and economic turmoil that lies ahead. It will be terribly painful and traumatic for our country's citizens, but unfortunately it's the price we'll pay for the excesses created by an out-of-control financial system that recklessly created mountains of debt.
We will work diligently to provide a "hedge" against the financial market implosion that seems unavoidable. Please visit our website at www.prudentbear.com for continuing analysis of the impending financial crisis.

/s/ David W. Tice

David W. Tice

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2000
(UNAUDITED)

                                                   PRUDENT BEAR    PRUDENT SAFE
                                                       FUND        HARBOR FUND
                                                   ------------    -----------
ASSETS:
  Investments, at value (cost $147,482,183 and
    $543,054, respectively)                       $148,309,198      $538,714
  Cash                                               3,328,895            --
  Deposit at brokers for short sales                 4,037,128            --
  Receivable from broker for proceeds on
    securities sold short                           61,435,349            --
  Receivable for investments sold                   14,390,674            --
  Capital shares sold                                6,491,734         5,000
  Dividend receivable                                   64,201           172
  Interest receivable                                1,248,280         1,955
  Organizational expenses, net of
    accumulated amortization                             4,670            --
  Other assets                                          49,694        13,942
                                                  ------------      --------
  Total Assets                                     239,359,823       559,783
                                                  ------------      --------
LIABILITIES:
  Securities sold short, at value (Proceeds of
    $73,692,953 and $0, respectively)               77,899,239            --
  Payable for securities purchased                   1,658,074            --
  Payable for futures contracts                        805,632            --
  Capital shares redeemed                            1,697,717            --
  Payable to Adviser                                   172,298           380
  Dividends payable on short positions                  51,689            --
  Accrued expenses and other liabilities               198,776        32,248
                                                  ------------      --------
  Total Liabilities                                 82,483,425        32,628
                                                  ------------      --------
NET ASSETS                                        $156,876,398      $527,155
                                                  ------------      --------
                                                  ------------      --------
NET ASSETS CONSIST OF:
  Capital stock                                   $283,788,427      $531,566
  Accumulated undistributed net investment income    1,613,005            --
  Accumulated undistributed net realized loss on
    investments sold, securities sold short,
    option contracts expired or closed, and
    foreign currencies                            (123,658,166)          (58)
  Net unrealized appreciation (depreciation) on:
      Investments                                      827,015        (4,340)
      Foreign currencies                                (2,065)          (13)
      Short positions                               (4,206,286)           --
      Futures contracts                             (1,485,532)           --
                                                  ------------      --------
TOTAL NET ASSETS                                  $156,876,398      $527,155
                                                  ------------      --------
                                                  ------------      --------
NO LOAD SHARES:
  Net Assets                                      $156,395,504      $527,155
  Shares outstanding (250,000,000 shares of
    $.0001 par value authorized)                    42,756,146        53,535
  Net Asset Value, Redemption Price and
    Offering Price Per Share                             $3.66         $9.85
                                                  ------------      --------
                                                  ------------      --------
CLASS C SHARES:
  Net Assets                                      $    480,894
  Shares outstanding (250,000,000 shares of
    $.0001 par value authorized)                       132,761
  Net Asset Value, Redemption Price and Offering
    Price Per Share                                      $3.62
                                                  ------------
                                                  ------------

                     See notes to the financial statements.

STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 2000
(UNAUDITED)

                                                  PRUDENT BEAR     PRUDENT SAFE
                                                      FUND         HARBOR FUND
                                                  ------------     -----------
INVESTMENT INCOME:
  Interest income                                  $ 4,936,479        $2,393
  Dividend income on long positions
    (net of foreign taxes withheld of $17,204
    and $0, respectively)                              150,704           226
                                                  ------------       -------
  Total investment income                            5,087,183         2,619
                                                  ------------       -------
EXPENSES:
  Investment advisory fee                            1,134,241           316
  Administration fee                                    62,169         7,257
  Shareholder servicing and accounting costs           110,790        10,797
  Custody fees                                          55,265         4,071
  Federal and state registration                        22,286         4,317
  Professional fees                                     53,212         8,201
  Distribution expense - No Load shares                226,276           105
  Distribution expense - Class C shares                  2,287            --
  Reports to shareholders                               16,086           413
  Directors' fees and expenses                           2,944           354
  Amortization of organizational expenses                3,016            --
  Other                                                 15,709            59
                                                  ------------       -------
  Total operating expenses before expense
    reductions, expense reimbursements and
    dividends on short positions                     1,704,281        35,890
  Expense reductions (see Note 5)                     (152,032)           --
  Expense reimbursement from Advisor                        --       (34,626)
  Dividends on short positions (net of foreign
    taxes withheld of $14 and $0, respectively)        221,916            --
                                                  ------------       -------
  Total expenses                                     1,774,165         1,264
                                                  ------------       -------
NET INVESTMENT INCOME                                3,313,018         1,355
                                                  ------------       -------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain (loss) on:
      Long transactions                             12,881,229          (248)
      Short transactions                           (19,434,420)           --
      Option contracts expired or closed            (4,342,347)           --
      Futures contracts closed                     (13,043,914)           --
      Foreign currency translation                          --           190
                                                  ------------       -------
      Net realized loss                            (23,939,452)          (58)
  Change in unrealized appreciation/depreciation on:
      Investments                                   (2,368,415)       (4,340)
      Short positions                              (14,904,528)           --
      Written options                                       --            --
      Futures contracts                             (2,065,367)           --
      Foreign currency                                  (1,067)          (13)
                                                  ------------       -------
      Net unrealized loss                          (19,339,377)       (4,353)
                                                  ------------       -------
  Net realized and unrealized loss
    on investments                                 (43,278,829)       (4,411)
                                                  ------------       -------
NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                 $(39,965,811)      $(3,056)
                                                  ------------       -------
                                                  ------------       -------

                     See notes to the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                                PRUDENT SAFE
                                                                             PRUDENT BEAR FUND                   HARBOR FUND
                                                                   -------------------------------------   -----------------------
                                                                                                           FEBRUARY 2, 2000(1)<F1>
                                                                   SIX MONTHS ENDED       YEAR ENDED               THROUGH
                                                                    MARCH 31, 2000    SEPTEMBER 30, 1999       MARCH 31, 2000
                                                                   ----------------   ------------------   -----------------------
                                                                     (UNAUDITED)                                 (UNAUDITED)
OPERATIONS:
   Net investment income                                            $  3,313,018        $  5,851,223              $  1,355
   Net realized gain (loss) on:
       Long transactions                                              12,881,229          (7,029,855)                 (248)
       Short transactions                                            (19,434,420)        (44,954,560)                   --
       Option contracts expired or closed                             (4,342,347)        (26,291,443)                   --
       Futures contracts closed                                      (13,043,914)           (954,844)                   --
       Foreign currency translation                                           --                  --                   190
   Change in unrealized appreciation (depreciation) on:
       Investments                                                    (2,368,415)          9,821,465                (4,340)
       Short positions                                               (14,904,528)         (8,663,155)                   --
       Written options                                                        --             (49,630)                   --
       Futures contracts                                              (2,065,367)            579,835                    --
       Foreign currency                                                   (1,067)                 --                   (13)
                                                                    ------------        ------------              --------
   Net (decrease) in net assets resulting from operations            (39,965,811)        (71,690,964)               (3,056)
                                                                    ------------        ------------              --------
DISTRIBUTIONS TO SHAREHOLDERS
  FROM NET INVESTMENT INCOME                                          (5,806,910)         (4,243,854)               (1,492)
                                                                    ------------        ------------              --------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                         369,137,655         571,891,273               585,613
   Shares issued to holders in reinvestment of dividends               5,067,325           3,546,118                 1,410
   Cost of shares redeemed                                          (392,224,231)       (452,525,566)              (55,320)
                                                                    ------------        ------------              --------
   Net increase in net assets resulting from
     capital share transactions                                      (18,019,251)        122,911,825               531,703
                                                                    ------------        ------------              --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              (63,791,972)         46,977,007               527,155
NET ASSETS:
   Beginning of period                                               220,668,370         173,691,363                    --
                                                                    ------------        ------------              --------
   End of period (including undistributed net investment
     income of $1,610,940, $4,103,787, and $0 respectively)         $156,876,398        $220,668,370              $527,155
                                                                    ------------        ------------              --------
                                                                    ------------        ------------              --------

(1)<F1>  Commencement of operations.

                     See notes to the financial statements.

PRUDENT BEAR FUND
FINANCIAL HIGHLIGHTS

Selected per share data is based on a share of beneficial interest outstanding throughout each period.

                                 NO LOAD       CLASS C     NO LOAD         CLASS C
                                  SHARES        SHARES     SHARES           SHARES
                                SIX MONTHS    SIX MONTHS    YEAR     FEB. 8, 1999(1)<F2>   YEAR         YEAR    DEC. 28, 1995(1)<F2>
                                  ENDED         ENDED       ENDED          THROUGH         ENDED       ENDED          THROUGH
                                 MAR. 31,      MAR. 31,   SEPT. 30,       SEPT. 30,      SEPT. 30,   SEPT. 30,       SEPT. 30,
                                   2000          2000       1999             1999          1998         1997            1996
                                   ----          ----       ----             ----          ----         ----            ----
                               (UNAUDITED)   (UNAUDITED)
Per Share Data:

   Net asset value,
     beginning of period          $4.51         $4.49       $7.34           $4.78         $7.29        $8.88          $10.00
                                  -----         -----       -----           -----         -----        -----          ------

Income from investment operations:
   Net investment income(2)<F3>    0.07(3)<F4>   0.06(3)<F4> 0.19(3)<F4>     0.09(3)<F4>   0.29(3)<F4>  0.62(3)<F4>     0.09
   Net realized and unrealized
     (losses) on investments      (0.78)        (0.79)      (2.82)          (0.38)        (0.01)       (2.06)          (1.21)
                                  -----         -----       -----           -----         -----        -----          ------
   Total from investment
     operations                   (0.71)        (0.73)      (2.63)          (0.29)         0.28        (1.44)          (1.12)
                                  -----         -----       -----           -----         -----        -----          ------

Less distributions from net
  investment income               (0.14)        (0.14)      (0.20)             --         (0.23)       (0.15)             --
                                  -----         -----       -----           -----         -----        -----          ------

Net asset value, end of period    $3.66         $3.62       $4.51           $4.49         $7.34        $7.29          $ 8.88
                                  -----         -----       -----           -----         -----        -----          ------
                                  -----         -----       -----           -----         -----        -----          ------

Total return                    -15.76%(4)    -16.34%(4)  -36.17%          -6.07%(4)      3.66%      -16.44%         -11.20%(4)
                                       <F5>          <F5>                        <F5>                                       <F5>

Supplemental data and ratios:
   Net assets,
     end of period (000's)     $156,396          $481    $220,462            $207      $173,691      $26,500          $7,326

   Ratio of operating
     expenses to average
     net assets(5)<F6>            1.71%(6)      2.46%(6)    1.97%           2.74%(7)      2.08%        2.59%           2.75%(7) (8)
                                      <F7>           <F7>                        <F8>                                      <F8> <F9>

   Ratio of dividends on
     short positions
     to average net assets        0.24%         0.24%       0.28%           0.32%(7)      0.28%        0.34%           0.34%(7)
                                                                                 <F8>                                       <F8>

   Ratio of net investment
     income to average
     net assets                   3.65%         2.90%       4.09%           3.25%(7)      4.34%        7.75%           4.07%(7) (8)
                                                                                 <F8>                                      <F8> <F9>

   Portfolio
     turnover rate(9)<F10>      221.40%       221.40%     536.56%         536.56%       480.25%      413.25%          91.31%

(1)<F2>   Commencement of operations.
(2)<F3> Net investment income before dividends on short positions for the No Load Shares for the periods ended March 31, 2000, September 30, 1999, September 30, 1998, September 30, 1997 and September 30, 1996 was $0.08, $0.21, $0.30, $0.65 and $0.10, respectively, and for the periods ended March 31, 2000 and September 30, 1999 for the Class C Shares was $0.06 and $0.09, respectively.
(3)<F4> Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(4)<F5>   Not annualized.
(5)<F6>   The operating expense ratio excludes dividends on short positions.
          The ratio including dividends on short positions for the No Load Shares for the periods ended March 31, 2000, September 30, 1999, September 30, 1998, September 30, 1997 and September 30, 1996 was 1.95%, 2.25%, 2.36%, 2.93% and $3.09%, respectively, and for the periods ended March 31, 2000 and September 30, 1999 for the Class C Shares was 2.70% and 3.06%, respectively.
(6)<F7> The operating expense ratio includes expense reductions for soft dollar credits. The ratio excluding expense reductions for the No Load Shares and the Class C Shares for the period ended March 31, 2000 was 1.88% and 2.63%, respectively.
(7)<F8>   Annualized.
(8)<F9> Without expense reimbursements of $104,260 for the period ended September 30, 1996, the ratio of operating expenses to average net assets would have been 8.64% and the ratio of net investment loss to average net assets would have been (1.83)%.
(9)<F10> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                     See notes to the financial statements.

PRUDENT SAFE HARBOR FUND
FINANCIAL HIGHLIGHTS

                                                      FEBRUARY 2, 2000(1)<F11>
                                                               THROUGH
                                                           MARCH 31, 2000
                                                           --------------
                                                             (UNAUDITED)
Per Share Data:

   Net asset value, beginning of period                        $10.00
                                                               ------

Income from investment operations:
   Net investment income(2)<F12>                                 0.05
   Net realized and unrealized (losses) on investments          (0.17)
                                                               ------
   Total from investment operations                             (0.12)
                                                               ------

Less distributions from net investment income                   (0.03)
                                                               ------

Net asset value, end of period                                 $ 9.85
                                                               ------
                                                               ------

Total return(3)<F13>                                           -1.22%

Supplemental data and ratios:
   Net assets, end of period                                 $527,155

   Ratio of operating expenses to
     average net assets(4)<F14> (5)<F15>                        3.00%

   Ratio of net investment income to
     average net assets(5)<F15>                                 3.22%

   Portfolio turnover rate                                     12.20%

(1)<F11>  Commencement of operations.
(2)<F12> Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)<F13>  Not annualized.
(4)<F14>  Annualized.
(5)<F15> Without expense reimbursements of $34,626 for the period ended March 31, 2000, the ratio of operating expenses to average net assets would have been 85.18% and the ratio of net investment loss to average net assets would have been (78.96)%.

                     See notes to the financial statements.

PRUDENT BEAR FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2000
(UNAUDITED)

   SHARES                                                           VALUE
   ------                                                           -----
               COMMON STOCKS -- 20.6%*<F16>

               AEROSPACE  -- 0.1%*<F16>
      10,000   Raytheon Company - Class B                        $    177,500
                                                                 ------------

               BASIC MATERIALS -- 10.2%*<F16>
      25,000   AngloGold Limited - ADR(3)<F21>                        600,000
      45,000   Apex Silver Mines Limited**<F17>                       455,625
     638,900   Birch Mountain
                 Resources Ltd.**<F17> (3)<F21>                       924,156
     884,874   Black Hawk Mining Inc.**<F17> (3)<F21>                  63,998
   2,477,400   Campbell Resources Inc.**<F17> (3)<F21> (5)<F23>       619,350
   4,375,500   Canarc Resource
                 Corporation**<F17> (3)<F21> (5)<F23>                 934,292
     337,500   Canyon Resources
                 Corporation**<F17> (5)<F23>                          379,687
     310,000   Donner Minerals Ltd.**<F17> (3)<F21> (5)<F23>           38,435
      73,700   Dundee Precious
                 Metals, Inc. - Class A**<F17> (3)<F21>               418,808
   7,578,800   Dynatec Corporation**<F17> (3)<F21> (5)<F23>         1,722,692
   2,639,500   ECU Silver Mining Inc.**<F17> (3)<F21>                 345,437
   3,775,560   ECU Silver Mining Inc.
                 (Acquired 11/22/99,
                 Cost $383,112)**<F17> (2)<F20>
                 (3)<F21> (4)<F22> r<F18>                             444,704
          50   Exploration Capital Partners, LP
                 (Acquired 10/14/98,
                 Cost $1,000,000)**<F17> (4)<F22> r<F18>            1,284,043
      56,800   Francisco Gold Corporation**<F17> (3)<F21>             230,831
      55,000   Goldcorp Inc. - Class A**<F17> (3)<F21>                330,000
      33,500   Golden Queen Mining
                 Co. Ltd.**<F17>                                        7,035
   1,362,500   Golden Star Resources Ltd.**<F17> (5)<F23>           1,532,812
      90,000   Harmony Gold Mining
                 Company Limited - ADR(3)<F21>                        551,250
   2,150,000   International Uranium
                 Corporation**<F17> (3)<F21>                          340,612
     990,738   Maxam Gold Corporation**<F17>                           89,166
     350,000   Metalline Mining Co. Inc.
                 (Acquired 4/8/99,
                 Cost $350,000)**<F17> (2)<F20> (4)<F22> r<F18>       780,955
   1,000,000   MG Natural Resources Corp.**<F17>                      425,000
      20,000   MG Natural Resources Corp.
                 (Acquired 3/08/00,
                 Cost $11,200)**<F17> (2)<F20> (4)<F22> r<F18>          7,000
   1,050,000   Miramar Mining
                 Corporation**<F17> (3)<F21>                          535,500
     261,399   Pan American Silver
                 Corporation**<F17> (3)<F21>                          996,584
      55,833   Randgold & Exploration
                 Company Ltd. - ADR**<F17> (3)<F21>                   188,436
     800,000   Rio Narcea Gold Mines
                 Ltd.**<F17> (3)<F21>                                 859,623
     100,000   Southwestern Gold
                 Corporation**<F17> (3)<F21>                          344,400
     402,400   TVX Gold Inc.**<F17> (3)<F21> (5)<F23>                 301,800
   1,750,000   William Resources Inc.**<F17> (3)<F21>                 235,053
                                                                 ------------
                                                                   15,987,284
                                                                 ------------

               CHEMICALS -- 0.6%*<F16>
       3,000   The Dow Chemical Company                               342,000
      15,000   Hercules Incorporated                                  241,875
      69,050   Pioneer Companies, Inc. -
                 Class A**<F17>                                       379,775
                                                                 ------------
                                                                      963,650
                                                                 ------------

               CONSUMER-CYCLICALS -- 0.1%*<F16>
     845,000   LS Capital Corporation**<F17>                           84,500
     300,000   LS Capital Corporation
                 (Acquired 2/19/98,
                 Cost $87,000)**<F17> (2)<F20> (4)<F22> r<F18>         25,500
                                                                 ------------
                                                                      110,000
                                                                 ------------

               OIL -- 0.2%*<F16>
      30,000   BP Prudhoe Bay
                 Royalty Trust                                        316,875
                                                                 ------------

               ENTERTAINMENT & LEISURE -- 0.1%*<F16>
     216,660   Restaurant Brands New
                 Zealand Limited(3)<F21>                              135,601
                                                                 ------------

               FINANCIAL SERVICES -- 0.1%*<F16>
      10,000   Associates First Capital
                 Corporation - Class A(1)<F19>                        214,375
                                                                 ------------

               HEALTH CARE -- 6.3%*<F16>
      53,002   Avigen, Inc.**<F17>                                  2,355,276
       8,925   Avigen, Inc.
                 (Acquired 11/11/99,
                 Cost $199,697)**<F17> (2)<F20> (4)<F22> r<F18>       376,774
       5,700   Imatron Inc.**<F17>                                     20,306
     437,500   Neurobiological
                 Technologies, Inc.**<F17>                          2,625,000
     280,999   NexMed, Inc.                                         4,460,859
                                                                 ------------
                                                                    9,838,215
                                                                 ------------

               TECHNOLOGY -- 1.4%*<F16>
     825,000   Aura Systems, Inc.**<F17>                              313,500
   2,600,000   Aura Systems, Inc.
                 (Acquired 12/08/99,
                 Cost $702,000)**<F17> (2)<F20> (4)<F22> r<F18>       938,600
       1,000   eBay Inc.**<F17> (1)<F19>                              176,000
       2,000   Micron Technology, Inc.**<F17> (1)<F19>                252,000
       3,286   NEXLAND, Inc.**<F17>                                    19,305
       3,000   Red Hat, Inc.**<F17> (1)<F19>                          127,125
       5,000   uBid, Inc.**<F17> (1)<F19>                             146,562
      15,000   VisuaLABS Inc.**<F17> (3)<F21>                         170,478
                                                                 ------------
                                                                    2,143,570
                                                                 ------------

               TELECOMMUNICATIONS -- 0.3%*<F16>
       5,000   Global Light
                 Telecommunications Inc.**<F17>                       102,500
       5,000   Net2Phone, Inc.**<F17> (1)<F19>                        295,625
                                                                 ------------
                                                                      398,125
                                                                 ------------

               TEXTILE -- 1.2%*<F16>
     310,000   Cone Mills Corporation**<F17>                        1,336,875
     350,000   DHB Capital Group Inc.**<F17>                          623,437
                                                                 ------------
                                                                    1,960,312
                                                                 ------------
               TOTAL COMMON STOCKS
                 (Cost $29,738,979)                                32,245,507
                                                                 ------------

CONTRACTS (100 SHARES PER CONTRACT)
-----------------------------------
               CALL OPTIONS
                 PURCHASED -- 0.2%*<F16>
         500   Borden Chemicals and
                 Plastics Limited Partnership
                 Expiration May 2000
                 Exercise Price $7.50                                   7,812
               Gold 100 Ounce Futures:
       2,558     Expiration June 2000,
                 Exercise Price $350.00(4)<F22>                       102,320
       3,500     Expiration June 2000,
                 Exercise Price $370.00(4)<F22>                       140,000
         300   The Philadelphia Stock
                 Exchange Gold and Silver Index
                 Expiration May 2000,
                 Exercise Price $70.00                                 41,250
                                                                 ------------
               TOTAL CALL
                 OPTIONS PURCHASED
                 (Cost $474,753)                                      291,382
                                                                 ------------
               PUT OPTIONS
                 PURCHASED -- 3.0%*<F16>
         150   Akamai Technologies, Inc.
                 Expiration April 2000,
                 Exercise Price $200.00                               646,875
         150   American Express Company
                 Expiration April 2000,
                 Exercise Price $125.00                                 5,625
               American International Group, Inc.:
         100     Expiration May 2000,
                 Exercise Price $90.00                                  6,875
         100     Expiration May 2000,
                 Exercise Price $95.00                                 13,130
          50   The AMEX Securities
                 Broker/Dealer Index
                 Expiration May 2000,
                 Exercise Price $460.00                                51,250
         100   Anesta Corp.
                 Expiration April 2000,
                 Exercise Price $20.00                                 66,250
         150   Apple Computer, Inc.
                 Expiration April 2000,
                 Exercise Price $90.00                                  4,215
               Bank of America Corporation:
         100     Expiration May 2000,
                 Exercise Price $45.00                                  6,250
         200     Expiration May 2000,
                 Exercise Price $47.50                                 22,500
          20   Calpine Corporation
                 Expiration April 2000,
                 Exercise Price $60.00                                    250
               Capital One Financial Corporation:
         100     Expiration May 2000,
                 Exercise Price $40.00                                  9,375
         100     Expiration May 2000,
                 Exercise Price $45.00                                 25,000
               The Chase Manhattan Corporation:
         200     Expiration April 2000,
                 Exercise Price $80.00                                 27,500
         100     Expiration May 2000,
                 Exercise Price $85.00                                 45,625
          65   CheckFree Holdings Corporation
                 Expiration May 2000,
                 Exercise Price $60.00                                 39,000
               Cintas Corporation:
         100     Expiration April 2000,
                 Exercise Price $30.00                                  2,812
         100     Expiration May 2000,
                 Exercise Price $30.00                                  4,687
         100   Cisco Systems, Inc.
                 Expiration May 2000,
                 Exercise Price $72.50                                 42,500
               Citigroup Inc.:
         100     Expiration April 2000,
                 Exercise Price $50.00                                  1,875
         100     Expiration April 2000,
                 Exercise Price $55.00                                  8,437
         100     Expiration May 2000,
                 Exercise Price $55.00                                 17,813
         100   Countrywide Credit Industries, Inc.
                 Expiration May 2000,
                 Exercise Price $30.00                                 40,000
         100   Dollar General Corporation
                 Expiration May 2000,
                 Exercise Price $22.50                                  3,750
         100   EchoStar Communications
                 Corporation - Class A
                 Expiration May 2000,
                 Exercise Price $60.00                                 20,000
         150   The Estee Lauder Companies Inc.
                 Expiration April 2000,
                 Exercise Price $45.00                                  8,438
               Exodus Communications, Inc.:
         100     Expiration May 2000,
                 Exercise Price $110.00                                65,000
         100     Expiration May 2000,
                 Exercise Price $130.00                               141,250
               Fannie Mae:
         200     Expiration April 2000,
                 Exercise Price $50.00                                  9,375
         100     Expiration April 2000,
                 Exercise Price $60.00                                 45,000
         100     Expiration May 2000,
                 Exercise Price $55.00                                 28,437
         100     Expiration May 2000,
                 Exercise Price $60.00                                 56,880
               Freddie Mac:
         100     Expiration April 2000,
                 Exercise Price $40.00                                  5,000
         100     Expiration May 2000,
                 Exercise Price $45.00                                 35,000
               General Electric Company:
         100     Expiration April 2000,
                 Exercise Price $120.00                                   937
         200     Expiration May 2000,
                 Exercise Price $135.00                                34,375
         100     Expiration May 2000,
                 Exercise Price $145.00                                36,250
               The Goldman Sachs Group, Inc.:
         100     Expiration April 2000,
                 Exercise Price $90.00                                 16,875
         100     Expiration April 2000,
                 Exercise Price $95.00                                 26,875
          50     Expiration April 2000,
                 Exercise Price $105.00                                34,375
         100     Expiration May 2000,
                 Exercise Price $100.00                                72,500
         100   Harley-Davidson, Inc.
                 Expiration May 2000,
                 Exercise Price $70.00                                 11,250
         150   The Home Depot, Inc.
                 Expiration May 2000,
                 Exercise Price $55.00                                 14,063
         100   Household International, Inc.
                 Expiration May 2000,
                 Exercise Price $35.00                                 18,750
               Intel Corporation:
         300     Expiration April 2000,
                 Exercise Price $85.00                                  1,890
         100     Expiration May 2000,
                 Exercise Price $120.00                                53,750
         100   The Inter@ctive Week
                 Internet Index
                 Expiration April 2000,
                 Exercise Price $600.00                               240,000
               The Internet HOLDRs Trust:
         100     Expiration April 2000,
                 Exercise Price $160.00                                65,000
         100     Expiration April 2000,
                 Exercise Price $165.00                                87,500
         100   Knight/Trimark Group,
                 Inc. - Class A
                 Expiration April 2000,
                 Exercise Price $50.00                                 37,500
         100   Kohl's Corporation
                 Expiration May 2000,
                 Exercise Price $85.00                                 21,880
               Lehman Brothers Holdings Inc.:
          50     Expiration April 2000,
                 Exercise Price $80.00                                  2,500
         100     Expiration May 2000,
                 Exercise Price $90.00                                 48,125
         200   MBNA Corporation
                 Expiration May 2000,
                 Exercise Price $25.00                                 33,750
               Merrill Lynch & Co., Inc.:
         200     Expiration April 2000,
                 Exercise Price $85.00                                  7,500
         100     Expiration May 2000,
                 Exercise Price $100.00                                53,125
               Metris Companies Inc.:
         100     Expiration May 2000,
                 Exercise Price $30.00                                  6,875
         100     Expiration May 2000,
                 Exercise Price $35.00                                 21,880
         200     Expiration July 2000,
                 Exercise Price $25.00                                 16,250
               J.P. Morgan & Co. Incorporated:
         100     Expiration April 2000,
                 Exercise Price $110.00                                 4,688
         100     Expiration April 2000,
                 Exercise Price $115.00                                 7,188
               Morgan Stanley
                 Dean Witter & Co.:
         200     Expiration April 2000,
                 Exercise Price $62.50                                  5,000
         200     Expiration April 2000,
                 Exercise Price $75.00                                 31,250
          50     Expiration April 2000,
                 Exercise Price $80.00                                 16,875
               NASDAQ-100 Shares:
         200     Expiration April 2000,
                 Exercise Price $96.00                                 29,375
       1,200     Expiration April 2000,
                 Exercise Price $99.00                                236,250
         800     Expiration April 2000,
                 Exercise Price $100.00                               175,000
         200     Expiration April 2000,
                 Exercise Price $104.00                                67,500
         100     Expiration April 2000,
                 Exercise Price $110.00                                58,125
         250   Northern Trust Corporation
                 Expiration April 2000,
                 Exercise Price $50.00                                  3,125
         100   Orthodontic Centers of
                 America, Inc.
                 Expiration April 2000,
                 Exercise Price $17.50                                  7,500
          50   Papa John's International, Inc.
                 Expiration April 2000,
                 Exercise Price $30.00                                  2,188
         100   Philadelphia Semiconductor Index
                 Expiration April 2000,
                 Exercise Price $830.00                                23,125
         100   Rambus Inc.
                 Expiration May 2000,
                 Exercise Price $55.00                                  5,000
               Russell 2000 Index:
         150     Expiration April 2000,
                 Exercise Price $550.00                               300,000
         250     Expiration April 2000,
                 Exercise Price $560.00                               556,250
         100     Expiration May 2000,
                 Exercise Price $510.00                               138,750
               S&P 100 Index:
         600     Expiration April 2000,
                 Exercise Price $700.00                                48,750
         200     Expiration April 2000,
                 Exercise Price $715.00                                21,875
         100     Expiration April 2000,
                 Exercise Price $805.00                               122,500
         100     Expiration May 2000,
                 Exercise Price $770.00                               115,625
         100     Expiration May 2000,
                 Exercise Price $785.00                               148,750
         100   Siebel Systems, Inc.
                 Expiration April 2000,
                 Exercise Price $105.00                                45,630
         140   Solectron Corporation
                 Expiration April 2000,
                 Exercise Price $32.50                                  3,500
         200   Wells Fargo & Company
                 Expiration May 2000,
                 Exercise Price $35.00                                 11,250
         100   The Walt Disney Company
                 Expiration May 2000,
                 Exercise Price $37.50                                  9,375
                                                                 ------------
               TOTAL PUT
                 OPTIONS PURCHASED
                 (Cost $6,156,241)                                  4,664,193
                                                                 ------------

   SHARES
   ------
               PREFERRED STOCK -- 1.8%*<F16>
      57,000   Freeport-McMoRan Copper
                 & Gold, Inc.**<F17>                                  936,938
      29,200   Freeport-McMoRan Copper
                 & Gold, Inc. - Series Gold**<F17>                    594,950
     109,900   Freeport-McMoRan Copper
                 & Gold, Inc. - Series Silver**<F17>                1,360,012
                                                                 ------------
               TOTAL PREFERRED
                 STOCK PURCHASED
                 (Cost $3,021,484)                                  2,891,900
                                                                 ------------

               WARRANTS -- 0.3%*<F16>
      12,500   Apex Silver Mines Limited
                 Expiration November 2002,
                 Exercise Price $18.00
                 (Acquired 11/03/99,
                 Cost $12)(4)<F22> r<F18>                                  13
       1,785   Avigen, Inc.
                 Expiration November 2004,
                 Exercise Price $27.96
                 (Acquired 11/11/99,
                 Cost $223)(4)<F22> r<F18>                             27,942
   1,887,780   ECU Silver Mining Inc.
                 Expiration May 2001,
                 Exercise Price $0.25 CN
                 (Acquired 11/22/99,
                 Cost $1,888)(4)<F22> r<F18>                            1,300
     400,000   MG Natural Resources Corp.
                 Expiration March 2001,
                 Exercise Price $2.00
                 (Acquired 3/07/00,
                 Cost $400)(4)<F22> r<F18>                                400
       3,285   NEXLAND, Inc.
                 Expiration August 2001,
                 Exercise Price $2.50
                 (Acquired Multiple Dates,
                 Cost $0)(4)<F22> r<F18>                                    0
      87,500   Neurobiological Technologies, Inc.
                 Expiration November 2004,
                 Exercise Price $1.75
                 (Cost $88)(4)<F22>                                   371,875
                                                                 ------------
               TOTAL WARRANTS
                 PURCHASED
                 (Cost $2,611)                                        401,530
                                                                 ------------
 PRINCIPAL
   AMOUNT
   ------
               CONVERTIBLE DEBENTURE -- 0.2%*<F16>
 $   300,000   Golden Phoenix Minerals, Inc.
                 12.00%, 01/15/2005
                 (Acquired 1/14/00,
                 Cost $300,000)(4)<F22> r<F18>                        300,000
                                                                 ------------

               U.S. TREASURY
                 OBLIGATIONS -- 67.3%*<F16>
               U.S. TREASURY NOTES -- 52.8%*<F16>
     450,000   5.25%, 05/31/2001(5)<F23>                              443,531
     321,000   5.875%, 10/31/2001(5)<F23>                             317,690
   3,500,000   6.25%, 10/31/2001(5)<F23>                            3,484,688
  15,080,000   5.875%, 11/30/2001(5)<F23>                          14,924,495
  15,900,000   6.125%, 12/31/2001(5)<F23>                          15,785,727
  44,650,000   6.50%, 02/28/2002(5)<F23>                           44,636,069
   3,188,000   6.50%, 03/31/2002(5)<F23>                            3,188,000
                                                                 ------------
                                                                   82,780,200
                                                                 ------------
               U.S. TREASURY BOND -- 14.5%*<F16>
  22,852,000   6.375%, 01/31/2002(5)<F23>                          22,794,870
                                                                 ------------
               TOTAL U.S. TREASURIES
                 (Cost $105,848,591)                              105,575,070
                                                                 ------------

               SHORT-TERM
                 INVESTMENTS -- 1.2%*<F16>
               U.S. TREASURIES -- 1.0%*<F16>
   1,570,000   U.S. Treasury Bill
               5.59%, 06/29/2000(5)<F23>                            1,548,298

               MUTUAL FUNDS -- 0.2%*<F16>
     391,318   Star Treasury Fund                                     391,318
                                                                 ------------
               TOTAL SHORT-TERM
                 INVESTMENTS
                 (Cost $1,939,524)                                  1,939,616
                                                                 ------------
               TOTAL INVESTMENTS
                 (Cost $147,482,183)
                 (See Note 1)                                    $148,309,198
                                                                 ------------
                                                                 ------------

      CN   -  Canadian Dollars
     ADR   -  American Depository Receipt
     GDR   -  Global Depository Receipt
     NYS   -  New York Shares
  *<F16>   Calculated as a percentage of net assets.
 **<F17>   Non-income producing security.
  r<F18>   Restricted security.
(1)<F19> Shares are held to cover all or a portion of a corresponding short position.
(2)<F20>   Private placement issue (trades at a discount to market value).
(3)<F21>   Foreign security.
(4)<F22>   Fair valued security.
(5)<F23> All or a portion of the securities have been committed as collateral for open short positions.

                     See notes to the financial statements.

SCHEDULE OF SECURITIES SOLD SHORT
MARCH 31, 2000
(UNAUDITED)

SHARES                                                               VALUE
------                                                               -----
 10,000    Adaptive Broadband Corporation                         $   535,000
  6,500    Affymetrix, Inc.                                           964,844
  4,000    Akamai Technologies, Inc.                                  643,250
 10,000    Alexion Pharmaceuticals, Inc.                              697,500
  4,000    Allergan, Inc.                                             200,000
  6,000    Amazon.com, Inc.                                           402,000
  2,000    Ambac Financial Group, Inc.                                100,750
 10,000    America Online, Inc.                                       672,500
  5,000    American Eagle Outfitters, Inc.                            189,688
  4,000    AmeriCredit Corp.                                           65,250
 23,000    Ancor Communications,
             Incorporated                                             945,875
 10,000    Apex Inc.                                                  371,250
 17,000    Associates First Capital
             Corporation - Class A                                    364,437
 14,500    At Home Corporation - Series A                             477,594
  3,000    Autodesk, Inc.                                             136,500
 53,002    Avigen, Inc.                                             2,355,276
  5,000    Avis Rent A Car, Inc.                                       88,125
  4,000    B2B Internet HOLDRs Trust                                  272,000
 12,000    Bank of America Corporation                                629,250
 10,000    Bank One Corporation                                       343,750
 10,000    Barnes & Noble, Inc.                                       230,000
  7,000    The Bear Stearns Companies Inc.                            319,375
 10,000    Breakaway Solutions, Inc.                                  455,000
  4,000    Bristol-Myers Squibb Company                               231,000
  1,500    Brocade Communications
             Systems, Inc.                                            268,969
  3,000    Brown-Forman Corporation -
             Class B                                                  163,312
 27,000    CDnow, Inc.                                                102,094
 20,000    Callaway Golf Company                                      310,000
 10,000    Capital One Financial Corporation                          479,375
  4,000    Celera Genomics                                            366,250
 15,000    Cell Pathways, Inc.                                        515,625
  2,000    The Chase Manhattan Corporation                            174,375
 25,000    Cheap Tickets, Inc.                                        353,125
 10,000    Citigroup Inc.                                             593,125
  6,000    Clear Channel Communications, Inc.                         414,375
 10,000    The Coca-Cola Company                                      469,375
 20,000    Coca-Cola Enterprises Inc.                                 431,250
  6,000    Computer Associates
             International, Inc.                                      355,125
  5,000    Conexant Systems, Inc.                                     355,000
  6,000    Covad Communications
             Group, Inc.                                              435,000
 15,000    Credit Acceptance Corporation                               81,562
 13,000    Cyberian Outpost, Inc.                                     110,500
  4,000    Dell Computer Corporation                                  215,750
 30,000    Dendrite International, Inc.                               628,125
  6,000    DIAMONDS Trust, Series I                                   656,625
 10,000    Digital River, Inc.                                        215,000
  2,000    Dollar General Corporation                                  53,750
  1,500    DoubleClick Inc.                                           140,437
 15,000    e.Digital Corporation                                      150,937
  9,000    EarthLink, Inc.                                            174,937
  1,000    eBay, Inc.                                                 176,000
 54,000    Egghead.com, Inc.                                          379,687
  4,000    The Estee Lauder Companies
             Inc. - Class A                                           200,250
 10,000    Fannie Mae                                                 564,375
  4,000    Fox Entertainment Group,
             Inc. - Class A                                           119,750
 10,000    Freddie Mac                                                441,875
 12,000    Gateway Inc.                                               636,000
 10,000    The Gillette Company                                       376,875
  2,000    The Goldman Sachs Group, Inc.                              210,250
  3,000    Great Plains Software, Inc.                                160,125
  3,000    Harley-Davidson, Inc.                                      238,125
  1,500    Hewlett-Packard Company                                    198,844
  3,000    The Home Depot, Inc.                                       193,500
 10,000    HotJobs.com, Ltd.                                          252,500
 19,000    Household International, Inc.                              708,937
  5,000    Human Genome Sciences, Inc.                                415,312
  6,000    ImageX.com, Inc.                                           120,750
  4,000    International Business
             Machines Corporation                                     472,000
 15,000    Internet America, Inc.                                     126,562
  4,000    Internet Architect HOLDRs Trust                            389,250
  7,000    Internet Capital Group, Inc.                               632,188
  7,000    The Internet HOLDRs Trust                                1,164,625
  5,000    J.P. Morgan & Co. Incorporated                             658,750
  4,000    Johnson Controls, Inc.                                     216,250
 30,000    Juno Online Services, Inc.                                 472,500
 10,000    Jupiter Communications, Inc.                               230,000
  6,700    Keebler Foods Company                                      192,206
    800    Kellogg Company                                             20,500
 10,000    King Pharmaceuticals, Inc.                                 315,000
  2,000    Lehman Brothers Holdings Inc.                              194,000
  2,000    Level 3 Communications, Inc.                               211,500
  4,000    Liberate Technologies, Inc.                                251,000
  7,000    Lionbridge Technologies, Inc.                              106,750
  2,000    LookSmart, Ltd.                                             88,000
  6,000    Lucent Technologies Inc.                                   364,500
  1,500    Lycos, Inc.                                                105,375
  2,000    MBIA, Inc.                                                 104,125
 23,000    MBNA Corporation                                           586,500
 10,000    MCI WorldCom, Inc.                                         453,125
 10,000    MTI Technology Corporation                                 263,750
 25,000    MAX Internet Communications, Inc.                          284,375
  9,000    The McGraw-Hill Companies, Inc.                            409,500
  1,000    McLeodUSA Incorporated - Class A                            84,812
  2,000    Merrill Lynch & Co., Inc.                                  210,000
 13,500    Metricom, Inc.                                             626,063
  6,000    Metris Companies Inc.                                      233,250
  2,000    Micron Technology, Inc.                                    252,000
  2,000    Millennium Pharmaceuticals, Inc.                           259,750
  5,000    MIPS Technologies, Inc. - Class A                          278,125
  2,000    Morgan Stanley Dean Witter & Co.                           163,125
  1,500    Motorola, Inc.                                             213,563
 20,000    MyPoints.com, Inc.                                         536,250
134,000    NASDAQ-100 Shares                                       14,689,750
  3,000    NaviSite, Inc.                                             365,250
  5,000    Navistar International Corporation                         200,625
 14,000    Net.B@nk, Inc.                                             182,000
 20,000    Net2Phone, Inc.                                          1,182,500
 15,000    NETRIX Corporation                                         302,813
 10,000    Network Peripherals Inc.                                   355,000
 11,000    Neurobiological Technologies, Inc.                          66,000
 15,000    Novoste Corporation                                        600,000
 12,000    Open Market, Inc.                                          309,000
  5,000    Paine Webber Group Inc.                                    220,000
  3,000    Parametric Technology Corporation                           63,187
  7,000    Priceline.com Incorporated                                 560,000
 10,000    Providian Financial Corporation                            866,250
  5,000    QLT PhotoTherapeutics Inc.                                 276,250
  5,500    QUALCOMM Inc.                                              821,219
 10,000    Radiant Systems, Inc.                                      628,750
 18,000    Red Hat, Inc.                                              762,750
 12,000    Rhythms NetConnections Inc.                                441,750
  3,000    SCI Systems, Inc.                                          161,438
 65,000    S&P 500 Depositary Receipt                               9,786,563
 15,000    SangStat Medical Corporation                               415,313
 15,000    The ServiceMaster Company                                  168,750
  3,000    Silicon Valley Bancshares                                  215,625
  9,000    Telecom HOLDRs Trust                                       820,688
  2,000    Telefonaktiebolaget LM
             Ericsson AB - ADR                                        187,625
 10,000    Tiffany & Co.                                              836,250
 17,500    Trimeris, Inc.                                             873,906
 15,000    uBid, Inc.                                                 439,688
  2,500    Ultratech Stepper, Inc.                                     35,625
 32,000    Unisys Corporation                                         816,000
  1,900    United Therapeutics Corporation                            147,725
  9,000    VA Linux Systems, Inc.                                     543,375
  8,000    Ventro Corporation                                         453,000
  3,000    VeriSign, Inc.                                             448,500
  3,000    VerticalNet, Inc.                                          408,000
  8,000    The Walt Disney Company                                    331,000
 10,000    Washington Mutual, Inc.                                    265,000
 13,000    Wells Fargo & Company                                      532,188
  4,000    Whole Foods Market, Inc.                                   165,750
 15,000    Wild Oats Markets, Inc.                                    307,500
  3,000    Winstar Communications, Inc.                               180,000
                                                                  -----------
           TOTAL SECURITIES
             SOLD SHORT
             (Proceeds $73,692,953)                               $77,899,239
                                                                  -----------
                                                                  -----------

                     See notes to the financial statements.

PRUDENT SAFE HARBOR FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2000
(UNAUDITED)

 SHARES                                                                VALUE
 ------                                                                -----
            COMMON STOCKS -- 2.9%

            AUSTRALIA -- 1.1%
  12,000    Normandy Mining Limited*<F24>                            $  5,760
                                                                     --------

            SOUTH AFRICA -- 1.8%
     200    AngloGold Limited - ADR                                     4,800
     800    Harmony Gold Mining
              Company Limited - ADR                                     4,900
                                                                     --------
                                                                        9,700
                                                                     --------
            TOTAL COMMON STOCK
              (Cost $19,085)                                           15,460
                                                                     --------

PRINCIPAL
  AMOUNT
  ------
            U.S. TREASURY
              OBLIGATIONS -- 11.3%

 $60,000    U.S. Treasury Bond
            6.375%, 01/31/2002
            (Cost $59,888)                                             59,850
                                                                     --------
            FOREIGN TREASURY
              OBLIGATIONS  -- 10.9%

            FRANCE -- 2.8%
  15,000    French Treasury Note
            5.50%, 10/12/2001                                          14,595
                                                                     --------

            GERMANY -- 8.1%
            Bundesschatzanweisungen:
  15,000    3.00%, 06/15/2001                                          14,157
  15,000    3.50%, 09/14/2001                                          14,205
  15,000    4.00%, 12/14/2001                                          14,264
                                                                     --------
                                                                       42,626
                                                                     --------
            TOTAL FOREIGN TREASURY
              OBLIGATIONS
              (Cost $57,891)                                           57,221
                                                                     --------

            SHORT-TERM
              INVESTMENTS -- 77.1%
            U.S. TREASURIES -- 76.0%
            U.S. Treasury Bills:
  41,000    5.25%, 04/20/2000                                       $  40,886
 198,000    5.59%, 04/27/2000                                         197,200
 164,000    5.50%, 06/01/2000                                         162,471
                                                                     --------
                                                                      400,557
                                                                     --------

            MUTUAL FUNDS -- 1.1%
   5,626    Star Treasury Fund                                          5,626
                                                                     --------
            TOTAL SHORT-TERM
              INVESTMENTS
              (Cost $406,190)                                         406,183
                                                                     --------
            TOTAL INVESTMENTS
              (Cost $543,054) -- 102.2%                               538,714
            Liabilities, less
              Other Assets -- (2.2)%                                  (11,559)
                                                                     --------
            Total Net Assets -- 100.0%                               $527,155
                                                                     --------
                                                                     --------

   ADR  -  American Depository Receipt
*<F24>  Non-income producing security.

                     See notes to the financial statements.

NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 2000
(UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   Prudent Bear Funds, Inc. (the "Company") was incorporated on October 25, 1995, as a Maryland Corporation and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 ("1940 Act"). The Company currently consists of two series: thePrudent Bear Fund and the Prudent Safe Harbor Fund (each a "Fund" and collectively the "Funds"). The investment objectives of the Funds are set forth below.

   The investment objective of the Prudent Bear Fund is capital appreciation which it seeks to obtain primarily through short sales of equity securities when overall market valuations are high and through long positions in value-oriented equity securities when overall market valuations are low. The Prudent Bear Fund commenced operations on December 28, 1995.

   The costs incurred in connection with the organization, initial registration and public offering of shares, aggregating $30,100, have been paid by the Adviser. The Prudent Bear Fund has reimbursed the Adviser. These costs are being amortized over the period of benefit, but not to exceed sixty months from the Prudent Bear Fund's commencement of operations.

   The Prudent Bear Fund has issued two classes of shares: No Load and Class C shares. The No Load shares are subject to a 0.25% 12b-1 fee, while the Class C shares are subject to a 1.00% 12b-1 fee, as described in accordance with the Fund's prospectuses. Each class of shares has identical rights and privileges except with respect to 12b-1 fees and voting rights on matters affecting a single class of shares.

   The investment objective of the Prudent Safe Harbor Fund is current income and capital appreciation through investments primarily in liquid securities issued by the major industrialized nations, equity securities of companies that mine gold and gold bullion. The Prudent Safe Harbor Fund commenced operations on February 2, 2000.

   The following is a summary of significant accounting policies consistently followed by the Funds.

   a) Investment Valuation - Common stocks and securities sold short that are listed on a securities exchange or quoted on the NASDAQ Stock Market are valued at the last quoted sales price on the day the valuation is made. Price information on listed stocks is taken from the exchange where the security is primarily traded. Common stocks and securities sold short which are listed on an exchange or the NASDAQ Stock Market but which are not traded on the valuation date are valued at the average of the current bid and asked price. Unlisted equity securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid price. Mutual fund investments are valued at the net asset value on the day the valuation is made. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by management in accordance with procedures approved by the Board of Directors. At March 31, 2000, such securities represent 3.2% of investments, at value in the Prudent Bear Fund. The Prudent Safe Harbor Fund, at March 31, 2000, had no fair value security investments. Short-term instruments (those with remaining maturities of 60 days or less) are value at amortized cost, which approximates market value.

   b) Short Positions - The Funds may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. The Funds are liable for any dividends paid on securities sold short. The Prudent Bear Fund's receivables from brokers for proceeds on securities sold short are with two major security dealers. The Funds do not require the brokers to maintain collateral in support of these receivables.

   c) Written Option Accounting - The Funds write (sell) put and call options. When the Funds write (sell) an option, an amount equal to the premium received by the Funds is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, the Funds may become obligated during the term of the option to deliver (with respect to a call option) or purchase (with respect to a put option) the securities underlying the option at the exercise price if the option is exercised. Option contracts are valued at the average of the current bid and asked price reported on the day of valuation. When an option expires on its stipulated expiration date the Funds realize a gain. When the Funds enter into a closing purchase transaction, the Funds realize a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. If a call option written by a Fund is exercised, the proceeds of the sale of the underlying security will be increased by the premium originally received and the Fund will realize a gain or loss on the sale of the security. If a put option written by a Fund is exercised, the Fund's basis in the underlying security will be reduced by the premium originally received.

   d) Collateral on Short Sales, Written Options and Futures Contracts - As collateral for short positions, written options and futures contracts, the Funds are required under the 1940 Act to maintain assets consisting of cash or liquid securities. For short positions, this collateral must equal the market value of the securities sold short. For written options, this collateral must equal the market value of the purchase obligation for put options or the market value of the instrument underlying the contract for call options. For futures contracts, this collateral must equal the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract for short futures contracts. All collateral is required to be adjusted daily. For the Prudent Bear Fund, treasury and other liquid securities in the amount of $112,652,436 have been committed as collateral for short sales and futures contracts as of March 31, 2000. The Prudent Safe Harbor Fund did not have any collateral committed for short sales and futures contracts as of March 31, 2000.

   e) Federal Income Taxes - No provision for federal income taxes has been made since the Funds have complied to date with the provisions of the Internal Revenue Code applicable to regulated investment companies and intend to continue to so comply in future years and to distribute investment company net taxable income and net capital gains to shareholders. Additionally, the Funds intend to make all required distributions to avoid being liable for federal excise taxes.

   f) Purchased Option Accounting - Premiums paid for option contracts purchased are included in the Statement of Assets and Liabilities as an asset. Option contracts are valued at the average of the current bid and asked price reported on the day of valuation. When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized gains or losses on the underlying securities. Put options contracts are held by the Funds for trading purposes and call option contracts are held by the Funds for trading and hedging purposes.

   g) Distributions to Shareholders - Dividends from net investment income are declared and paid annually for the Prudent Bear Fund, quarterly for the Prudent Safe Harbor Fund. Distributions of net realized capital gains, if any, will be declared and paid at least annually for both Funds.

   h) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   i) Other - Investment and shareholder transactions are recorded on trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Investment income for the Prudent Bear Fund includes $1,564,307 of interest earned on receivables from brokers for proceeds on securities sold short. There was no interest earned on receivables from brokers for proceeds on securities sold short for the Prudent Safe Harbor Fund. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified in the capital accounts.

   j) Futures Contracts and Options on Futures Contracts - The Prudent Bear Fund may purchase and sell stock index futures contracts and options on such futures contracts, while the Prudent Safe Harbor Fund may purchase and sell debt futures contracts and options on such futures contracts. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Funds agree to receive from or pay to the futures commission merchant an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains and losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   k) Risks of Options, Futures Contracts and Options onFutures Contracts - The risks inherent in the use of options, futures contracts, and options on futures contracts include: 1) adverse changes in the value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible nonperformance by the counterparty under the terms of the contract.

   l) Restricted Securities - The Prudent Bear Fund owns investment securities which are unregistered and thus restricted as to resale. These securities are valued by the Fund after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer's financial performance. Where future disposition of these securities requires registration under the Securities Act of 1933, the Fund has the right to include these securities in such registration, generally without cost to the Fund. The Fund has no right to require registration of unregistered securities. At March 31, 2000, the Fund had restricted securities with an aggregate market value of $4,187,231 representing 2.8% of the net assets of the Fund.

   m) Foreign Securities - Investing in securities of foreign companies and foreign governments involves special risks and consideration not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

   n) Foreign Currency Translations - The books and records of the Funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and
       (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Funds do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market price of such securities. However, for federal income tax purposes the Funds do isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade date and settlement date differences.

2. CAPITAL SHARE TRANSACTIONS

   Transactions in shares of the Funds were as follows:

Prudent Bear Fund
                                                        Six Months Ended
No Load Shares:                                          March 31, 2000
                                                  ---------------------------
                                                       $             Shares
                                                  ------------     -----------
   Shares sold                                    $367,604,260     88,003,922
   Shares issued to holders in
     reinvestment of dividends                       5,048,652      1,332,093
   Shares redeemed                                (391,035,290)   (95,489,200)
                                                  ------------    -----------
   Net decrease                                   $(18,382,378)    (6,153,185)
                                                  ------------
                                                  ------------
   Shares Outstanding:
       Beginning of period                                         48,909,331
                                                                  -----------
       End of period                                               42,756,146
                                                                  -----------
                                                                  -----------

                                                        Six Months Ended
Class C Shares:                                          March 31, 2000
                                                  ---------------------------
                                                       $             Shares
                                                  ------------    -----------
   Shares sold                                    $  1,533,395        385,321
   Shares issued to holders in
     reinvestment of dividends                          18,673          4,953
   Shares redeemed                                  (1,188,941)      (303,614)
                                                  ------------    -----------
   Net increase                                   $    363,127         86,660
                                                  ------------
                                                  ------------
   Shares Outstanding:
       Beginning of period                                             46,101
                                                                  -----------
       End of period                                                  132,761
                                                                  -----------
                                                                  -----------

                                                           Year Ended
No Load Shares:                                        September 30, 1999
                                                  ---------------------------
                                                       $             Shares
                                                  ------------    -----------
   Shares sold                                    $571,689,896    109,523,844
   Shares issued to holders in
     reinvestment of dividends                       3,546,118        703,596
   Shares redeemed                                (452,521,309)   (84,981,005)
                                                  ------------    -----------
   Net increase                                   $122,714,705     25,246,435
                                                  ------------
                                                  ------------
   Shares Outstanding:
       Beginning of period                                         23,662,896
                                                                  -----------
       End of period                                               48,909,331
                                                                  -----------
                                                                  -----------

                                                     February 8, 1999*<F25>
Class C Shares:                                    through September 30, 1999
                                                  ---------------------------
                                                       $             Shares
                                                  ------------    -----------
   Shares sold                                    $    201,377         47,147
   Shares issued to holders in
     reinvestment of dividends                              --             --
   Shares redeemed                                      (4,257)        (1,046)
                                                  ------------    -----------
   Net increase                                   $    197,120         46,101
                                                  ------------    -----------
                                                  ------------    -----------

Prudent Safe Harbor Fund
                                                     February 2, 2000*<F25>
                                                     through March 31, 2000
                                                  ---------------------------
                                                       $             Shares
                                                  ------------    -----------
   Shares sold                                    $    585,613         58,994
   Shares issued to holders in
     reinvestment of dividends                           1,410            143
   Shares redeemed                                     (55,320)        (5,602)
                                                  ------------    -----------
   Net increase                                   $    531,703         53,535
                                                  ------------    -----------
                                                  ------------    -----------

*<F25>  commencement of operations

3. INVESTMENT TRANSACTIONS

   The aggregate purchases and sales of investments, excluding short-term investments, options and short positions, by the Funds for the periods ending March 31, 2000, were as follows:

                               Prudent Bear Fund      Prudent Safe Harbor Fund
                               -----------------      ------------------------
   Purchases                      $259,193,767                $146,605
   Sales                          $295,922,583                  $9,495

   Included in these amounts were purchases of long-term U.S. government securities of $199,213,528 and $59,888 for the Prudent Bear Fund and the Prudent Safe Harbor Fund, respectively, for the periods ending March 31, 2000.

   At March 31, 2000, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

   Prudent Bear Fund
   Appreciation                                           $  8,480,265
   (Depreciation)                                          (11,176,608)
                                                          ------------
   Net depreciation on investments                        $ (2,696,343)
                                                          ------------
                                                          ------------

   Prudent Safe Harbor Fund
   Appreciation                                           $         --
   (Depreciation)                                               (4,340)
                                                          ------------
   Net depreciation on investments                        $     (4,340)
                                                          ------------
                                                          ------------

   At March 31, 2000, the costs of investments for federal income tax purposes for the Prudent Bear Fund and the Prudent Safe Harbor Fund were $151,005,541 and $543,054, respectively.

   At September 30, 1999, the Prudent Bear Fund had an accumulated net realized capital loss carryover of $1,076,667 expiring in 2006. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover. In addition, the Fund realized, on a tax basis, post-October losses through September 30, 1999 of $89,679,561 which are not recognized for tax purposes until the first day of the following fiscal year.

4. INVESTMENT ADVISORY AND OTHER AGREEMENTS

   The Funds have entered into Investment Advisory Agreements with David W. Tice & Associates, Inc. Pursuant to its advisory agreements with the Funds, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.25% and 0.75% for the Prudent Bear Fund and the Prudent Safe Harbor Fund, respectively, as applied to the Funds' daily net assets. Certain officers of the Adviser are also officers of the Funds. For the fiscal period ending September 30, 2000, the Adviser agreed to waive its investment advisory fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes, short dividends and extraordinary expenses) to the extent necessary to ensure that the Prudent Safe Harbor Fund's total operating expenses did not exceed 3.00% of the average net assets. During the period ended March 31, 2000, the Adviser reimbursed the Prudent Safe Harbor Fund $34,626.

   Firstar Mutual Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Funds. Firstar Bank, N.A. serves as custodian for the Funds.

5. EXPENSE REDUCTIONS

   The Adviser had directed certain of the Prudent Bear Fund portfolio trades to brokers at best price and execution and has generated directed brokerage credits to be used against certain Firstar service provider fees. Shareholders benefit under this arrangement as the net expenses of the Prudent Bear Fund do not include such service provider fees. For the six months ended March 31, 2000, the Prudent Bear Fund's expenses were reduced $152,032 by utilizing directed brokerage credits resulting in an expense ratio of 1.71% being charged to shareholders. In accordance with Securities and Exchange Commission requirements, such amount is required to be shown as an expense and has been included in each of the Firstar fees in the Statement of Operations.

6. FUTURES CONTRACTS

   At March 31, 2000, the Prudent Bear Fund had entered into stock index futures contracts. The net unrealized depreciation of $1,485,532 is included in the net unrealized depreciation section of the accompanying financial statements. The terms of the open contracts are as follows:

   Number of       Underlying              MarketValue of         Unrealized
   Contracts       Instrument          Underlying Instrument     Depreciation
   ---------       ----------          ---------------------     ------------
      (47)      NASDAQ 100 Index
                June 2000                   $20,947,900          $  (453,282)
      (35)      S&P 500 Index
                June 2000                    13,258,875           (1,032,250)
                                                                 -----------
                                                                 $(1,485,532)
                                                                 -----------
                                                                 -----------

7. OPTION CONTRACTS WRITTEN

   The premium amount and the number of option contracts written for the Prudent Bear Fund during the six months ended March 31, 2000, were as follows:

                                       Premium Amount      Number of Contracts
                                       --------------      -------------------
   Options outstanding at
     September 30, 1999                  $      --                  --
   Options written                         239,087                 450
   Options closed                         (159,342)               (350)
   Options exercised                       (79,745)               (100)
   Options expired                              --                  --
                                         ---------                ----
   Options outstanding at
     March 31, 2000                      $      --                  --
                                         ---------                ----
                                         ---------                ----

8. SERVICE AND DISTRIBUTION PLAN

   The Funds have adopted Service and Distribution Plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans authorize payments by the Funds in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of the Funds' average daily net assets for the Prudent Bear No Load shares and Prudent Safe Harbor Fund and up to 1.00% for the Prudent Bear Class C shares. The currently approved rate for the Prudent Bear No Load shares and the Prudent Safe Harbor Fund is 0.25% of average daily assets. The currently approved rate for the Prudent Bear Class C shares is 1.00% of average daily assets. Payments made pursuant to the Plans may only be used to pay distribution expenses in the year incurred. Amounts paid under the Plans by the Funds may be spent by the Funds on any activities or expenses primarily intended to result in the sale of shares of the Funds, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. The Prudent Bear Fund incurred $226,276 for the No Load Shares and $2,287 for the Class C Shares pursuant to the Plans for the six months ended March 31, 2000. The Prudent Safe Harbor Fund incurred $105 pursuant to the Plan for the period ended March 31, 2000.

PRUDENT BEAR FUNDS, INC.

INVESTMENT ADVISER
     DAVID W. TICE & ASSOCIATES, INC.
     8140 WALNUT HILL LANE, SUITE 300
     DALLAS, TEXAS  75231
     HTTP://WWW.PRUDENTBEAR.COM

ADMINISTRATOR, TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
     FIRSTAR MUTUAL FUND SERVICES, LLC
     615 EAST MICHIGAN STREET
     P.O. BOX 701
     MILWAUKEE, WISCONSIN  53201

CUSTODIAN
     FIRSTAR BANK, N.A.
     P.O. BOX 701
     MILWAUKEE, WISCONSIN  53201

INDEPENDENT ACCOUNTANTS
     PRICEWATERHOUSECOOPERS LLP
     MILWAUKEE, WISCONSIN

LEGAL COUNSEL
     FOLEY & LARDNER
     MILWAUKEE, WISCONSIN